UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Amendment No. 1

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Materials Pursuant to §240.14a-12

AKERS BIOSCIENCES, INC.
(Name of Registrant as Specified in Its Charter)

N/A

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

201 Grove Road

Thorofare, New Jersey 08086

(856) 848-8698

_________, 2020

To the Stockholders of Akers Biosciences, Inc.:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Akers Biosciences, Inc. (the “Company”), to be conducted in a virtual format only via live audio webcast at 11:30 a.m., Eastern Time, on Thursday, August 27, 2020, at www.virtualshareholdermeeting.com/AKER2020.

In light of public health concerns regarding the coronavirus (“COVID-19”) outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live website of the Annual Meeting by visiting www.virtualshareholdermeeting.com/AKER2020 and entering the 16-digit control number found on the enclosed voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the proxy materials, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the virtual Annual Meeting.

By Order of the Board,

/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors

_______________, 2020

AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, New Jersey 08086

(856) 848-8698

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON August 27, 2020

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Akers Biosciences Inc., a New Jersey corporation (the “Company”), will be held at 11:30 a.m. Eastern Time, on Thursday, August 27, 2020, in a virtual format only via live audio website at www.virtualshareholdermeeting.com/AKER2020. We will consider and act on the following items of business at the Annual Meeting:

1.	Approval, pursuant to Nasdaq listing rule 5635(a), of the issuance of shares of our common stock upon conversion of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) in excess of 20% of our common stock outstanding;

2.

Approval, pursuant to Nasdaq listing rule 5635(a), of the potential issuance of our common stock in excess of 20% of our common stock outstanding in connection with milestone shares that may become issuable in the future;

3.	To elect four (4) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation;

4.

Approval of the Amendment to the Akers Bioscience, Inc. 2018 Equity Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 1,042,000, to a total of 1,120,125 shares;

5.	To ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

6.	Approval, on an advisory basis, of the compensation paid to our named executive officers;

7.	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers; and

8.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1-6 and “FOR” for the option of “every three years” for Proposal 7.

In light of public health concerns regarding the coronavirus (“COVID-19”) outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live website of the Annual Meeting by visiting www.virtualshareholdermeeting.com/AKER2020 and entering the 16-digit control number found on the enclosed voting form. If you encounter any difficulties accessing the virtual Annual Meeting, please call the technical support number available on the virtual meeting page on the morning of the Annual Meeting.

The Board of Directors has fixed the close of business on July 10, 2020, as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock and Series D Preferred Stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for ten (10) calendar days before the Annual Meeting at our address above. To the extent office access is impracticable due to the recent COVID-19 pandemic, you may email Karen Smith of Advantage Proxy, Inc., our proxy solicitor, at ksmith@advantageproxy.com for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board,

/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors

________________, 2020

TABLE OF CONTENTS

About the Annual Meeting	1
Proposal 1: Approval, Pursuant to Nasdaq Listing Rule 5635(a), of the Issuance of Shares of Our Common Stock Upon Conversion of Series D Convertible Preferred Stock in Excess of 20% of Our Common Stock Outstanding	7
Proposal 2: Approval, Pursuant to Nasdaq Listing Rule 5635(a) of the Potential Issuance of Our Common Stock in Excess of 20% of Our Common Stock Outstanding in Connection with Milestone Shares that May Become Issuable in the Future	10
Proposal 3: Election of Directors	11
Corporate Governance	13
Proposed Corporate Governance Reforms	13
Code of Business Ethics and Conduct and Whistleblower Policy	13
Board Composition and Committees	13
Director Independence	14
Board Committees, Meetings and Attendance	14
Director Nominations	16
Board Leadership Structure and Role in Risk Oversight	17
Communications with Directors	18
Involvement in Certain Legal Proceedings	18
Director Compensation	19
Stock Ownership of Certain Beneficial Owners and Management	20
Certain Relationships and Related Transactions	21
Delinquent Section 16(a) Reports	21
Executive Compensation	22
Say on Pay Votes	22
Executive Officers	22
Summary Compensation Table	22
Narrative Disclosure to Summary Compensation Table	23
Outstanding Equity Awards at Fiscal Year-End	24
Equity Compensation Plan Information	24
Audit Committee Matters	25
Audit Committee Report	25
Fees to Independent Registered Public Accounting Firm	26
Pre-Approval Policies and Procedures	26
Proposal 4: Approval of the Amendment to the Akers Biosciences, Inc. 2018 Equity Incentive Plan	27
Proposal 5: Ratification of the Appointment of Morison Cogen LLP as Our Independent Registered Public Accounting Firm for the 2020 Fiscal Year	36
Proposal 6: Approval, on an Advisory Basis, of the Compensation Paid to Our Named Executive Officers	37
Proposal 7: Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation to be Paid to Our Named Executive Officers	38
Other matters	39
Annex A	A-1
Annex B	B-1

AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, New Jersey 08086

(856) 848-8698

PROXY STATEMENT

FOR

2020 ANNUAL MEETING OF STOCKHOLDERS

To be Held on August 27, 2020

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “Akers” refer to Akers Biosciences, Inc., a New Jersey corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, no par value, and our Series D Convertible Preferred Stock (the “Series D Preferred Stock”) entitled to vote at the 2020 annual meeting of stockholders of the Company (the “Annual Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Akers Biosciences, Inc. to be voted at the Annual Meeting to be held on August 27, 2020, at the time and platform and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. In light of public health concerns regarding the coronavirus (“COVID-19”) outbreak, this year’s Annual Meeting will be conducted in a virtual format only in order to assist in protecting the health and well-being of our stockholders and employees and to provide access to our stockholders regardless of geographic location. Stockholders will not be able to attend the Annual Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live website of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated ___________, 2020 and are expected to be first sent or given to stockholders on or about _________, 2020.

The executive offices of the Company are located at, and the mailing address of the Company is 201 Grove Road, Thorofare, New Jersey 08086.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 27, 2020:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2019 Annual Report to Stockholders are available at www.virtualshareholdermeeting.com/AKER2020.

On or about ___________, 2020, we began mailing printed copies of the proxy materials to stockholders.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

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What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate notice or proxy statement in the future, he or she may contact Akers Biosciences, Inc., by sending an email to info@akersbio.com, Attn: Secretary, or call (856) 848-8698 and ask for the Secretary. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

(1)	Approval, pursuant to Nasdaq listing rule 5635(a), of the issuance of shares of our common stock upon conversion of Series D Preferred Stock in excess of 20% of our common stock outstanding (“Proposal 1”).

(2)	Approval, pursuant to Nasdaq listing rule 5635(a), of the potential issuance of our common stock in excess of 20% of our common stock outstanding in connection with milestone shares that may become issuable in the future (“Proposal 2”).

(3)	Election of four (4) directors to serve as directors on our Board of Directors to serve until our 2021 Annual Meeting of Stockholders or until successors have been duly elected and qualified (“Proposal 3”).

(4)	Approval of the amendment to the Akers Biosciences, Inc. 2018 Equity Incentive Plan (“Proposal 4”)

(5)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the 2020 fiscal year (“Proposal 5”).

(6)	Approval, on an advisory basis, of the compensation paid to our named executive officers (“Proposal 6”).

(7)	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation paid to our named executive officers (“Proposal 7”).

(8)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on July 10, 2020 (the “Record Date”). The Record Date is established by the Board as required by New Jersey law. On the Record Date, 6,125,039 shares of common stock were issued and outstanding. On the Record Date, 208,577 shares of Series D Preferred Stock were issued and outstanding, and after application of the beneficial ownership limitation and the Exchange Cap (as defined herein) pursuant to the terms of the Series D Preferred Stock as set forth in the certificate of designation for the Series D Preferred Stock, certain holders of Series D Preferred Stock are entitled to an aggregate of 43,360 votes on the proposals described in this Proxy Statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Annual Meeting?

Holders of common stock and the Series D Preferred Stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

The Company has two outstanding classes of voting stock entitled to vote at the Annual Meeting, common stock and Series D Preferred Stock. Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting. Each holder of Series D Preferred Stock is entitled to the number of votes equal to the number of whole shares of common stock into which the shares of Series D Preferred Stock held by such holder are then convertible (subject to the 4.99% beneficial ownership limitations and the Exchange Cap) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of the Series D Preferred Stock vote together with the holders of common stock as a single class, except as provided by law and except as set forth in the respective certificates of designation for the Series D Preferred Stock. Holders of our common stock and Series D Preferred Stock will vote together as a single class on all matters described in this Proxy Statement. Notwithstanding the foregoing, holders of 414,179 shares of our common stock and shares of Series D Preferred Stock issued in connection with the MIPA (as defined herein) are not entitled to vote such shares on Proposal 1 and Proposal 2.

The presence, in person or by proxy, of the holders of 33.34% of the voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, then the Chairman at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with VStock Transfer, LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

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What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 5 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 6 and Proposal 7.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy.

●	You may submit your proxy on the Internet or by phone. Stockholders may vote via the Internet at www.proxyvote.com or by phone (as per instructions on the proxy card), 24 hours per day and seven days per week. You will need the control number included on your proxy card or voting instruction form. Votes submitted via the Internet or phone must be received by 11:59 p.m., Eastern Time, on Wednesday, August 26, 2020.

●	You may submit your proxy by mail. Stockholders may vote by signing and dating the proxy card or voting instruction form and mailing it in the enclosed prepaid and addressed envelope. If you mark your choices on the card or voting instruction form, your shares will be voted as you instruct.

●	You may vote during the Annual Meeting. Instructions on how to vote while participating in the Annual Meeting via live webcast are posted at www.virtualshareholdermeeting.com/AKER2020.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated person (known as “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Christopher C. Schreiber to serve as the proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for Proposals 1-6 and “FOR” the option of every three years for Proposal 7 as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Christopher C. Schreiber, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

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Can I vote my shares at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by submitting your vote electronically during the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

When you cast your vote on:

Proposals 1, 2, 4, 5, 6:

You may vote for the proposal, against the proposal or abstain from voting on the proposal.

Proposal 3:

You may vote for all director nominees or may withhold your vote as to one or more director nominees.

Proposal 7:

You may vote to choose an advisory vote on executive compensation every one, two or three years or to abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” Proposals 1 through 6 and “FOR” the option of every three years for Proposal 7.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

“FOR” Proposals 1 through 6 and “FOR” the option of every three years for Proposal 7.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to Proposals 1, 2, 3, 4, 6 and 7, but will be able to vote those shares with respect to Proposal 5. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Annual Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date.

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●	Giving written notice of revocation to the Company addressed to Christopher C. Schreiber, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on August 25, 2020.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 3, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the four director nominees who receive the most votes will be elected. Assuming the presence of a quorum, approval of Proposals 1, 2, 4, 5 and 6 will require the affirmative vote of a majority of the votes cast for or against the proposal. For Proposal 7, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. Please note that the vote on Proposal 6 and Proposal 7 are non-binding advisory votes.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Annual Meeting, either in person or by proxy, who abstains from voting, will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote?”

An abstention or failure to instruct your broker how to vote with respect to Proposal 3 will not be counted as an affirmative or negative vote in the election of directors and will have no effect on the outcome of the vote with respect to Proposal 3. An abstention or broker non-vote with respect to Proposals 1, 2, 4, 5, 6 and 7 will likewise not be counted as an affirmative or negative vote against the proposal and will have no effect on the outcome of the vote on such proposals. Failure to instruct your broker how to vote with respect to Proposals 1, 2, 3, 4, 6 and 7 will have no effect on the outcome of the vote because broker non-votes are not considered shares entitled to vote. However, if you do not give your broker specific instructions on how to vote your shares with respect to Proposal 5, your broker may vote your shares at its discretion.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below. In addition, we have retained Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for a fee of $10,000 plus customary expenses.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Advantage, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Advantage as well as the reimbursement of expenses of Advantage will be borne by us.  Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact the firm assisting us in the solicitation of proxies, Advantage. Banks and brokers and stockholders may call Advantage at 1-877-870-8565.

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PROPOSAL 1: APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(A), OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF SERIES D CONVERTIBLE PREFERRED STOCK in excess of 20% of our common stock outstanding

At the Annual Meeting, holders of our common stock will be asked to approve the issuance of more than 19.99% of our outstanding common stock upon the conversion of Series D Preferred Stock issued by us pursuant to the MIPA (as defined below) on March 24, 2020, for purposes of compliance with Nasdaq Listing Rule 5635(a) and as required by the MIPA.

Background

Overview

In March 2020, we entered into several transactions to obtain the license rights (the “License Rights”) of Cystron Biotech, LLC (“Cystron”) under that certain License and Development Agreement (the “Initial License Agreement”), dated March 10, 2020, by and between Cystron and Premas Biotech PVT Ltd. (“Premas”). Based on discussions among transaction parties, we determined that for the purposes of obtaining these License Rights, in lieu of Cystron assigning its rights under the Initial License Agreement to us, it would be more efficient for us to acquire Cystron since Cystron (i) had no assets other than its rights under the Initial License Agreement, (ii) had no paid employees, financial results or business operations other than entering into the Initial License Agreement and matters related to its acquisition by us and (iii) was serving as a holding company for the License Rights. Accordingly, on March 23, 2020, we entered into a membership interest purchase agreement with the members of Cyston (the “Sellers”) and thereby acquired the License Rights through the acquisition of Cystron. Concurrently with our negotiations to acquire Cystron, we worked with Cystron and Premas to amend and restate the Initial License Agreement in order to make certain changes to the terms and conditions from the Initial License Agreement. Through these transactions, we in-licensed a novel coronavirus vaccine candidate under development by Premas using Premas’ genetically engineered S. cerevisiae platform, D-Crypt, and are now working with Premas to develop this vaccine candidate. For a more detailed discussion of the agreements and transactions related to our acquisition of the License Rights, please see the following descriptions.

Membership Interest Purchase Agreement

On March 23, 2020, we entered into that certain membership interest purchase agreement (the “Original MIPA” and, as subsequently amended by Amendment No. 1 on May 14, 2020, the “MIPA”) with the Sellers, pursuant to which we acquired 100% of the membership interests (the “Membership Interests,” and such acquisition, the “Acquisition”) of Cystron.

As consideration for the Membership Interests, pursuant to the MIPA, we were required to deliver to the Sellers (1) that number of newly issued shares of our common stock equal to 19.99% of the issued and outstanding shares of our common stock and the number of shares underlying pre-funded warrants outstanding as of March 23, 2020, but, to the extent that the issuance of our common stock would have resulted in any Seller owning in excess of 4.9% of our outstanding common stock, then, at such Seller’s election, such Seller could receive “common stock equivalent” preferred shares with a customary 4.9% blocker, and (2) $1,000,000 in cash. Accordingly, on March 24, 2020, we delivered to the Sellers: (1) (i) an aggregate of 411,403 shares of our common stock (the “Initial Common Stock Shares”) and (ii) an aggregate of 211,353 shares of Series D Preferred Stock (together with the Initial Common Stock Shares, the “Common Stock Consideration”), which may be converted into 211,353 shares of our common stock (the “Converted Common Stock Shares”), and (2) $1,000,000.

Additionally, we are required to (A) make an initial payment to the Sellers of up to $1,000,000 upon our receipt of cumulative gross proceeds from the consummation of an initial equity offering after March 23, 2020, of $8,000,000, and (B) pay to Sellers an amount in cash equal to 10% of the gross proceeds in excess of $8,000,000 raised from future equity offerings after March 23, 2020, until the Sellers have received an aggregate additional cash consideration equal to $10,000,000 (collectively, the “Equity Offering Payments”). On May 14, 2020, we and the Sellers entered into an Amendment No. 1, which provided that any Equity Offering Payments in respect of an equity offering that is consummated prior to September 23, 2020, shall be accrued, but shall not be due and payable until September 24, 2020. Upon the achievement of certain milestones, including the completion of a Phase 2 study for a COVID-19 vaccine that meets its primary endpoints, Sellers will be entitled to receive an additional 750,000 shares of our common stock (the “Milestone Shares”) or, in the event we are unable to obtain stockholder approval for the issuance of such shares, 750,000 shares of non-voting preferred stock that are valued following the achievement of such milestones and shall bear a 10% annual dividend. Sellers will also be entitled to contingent payments from us of up to $20,750,000 upon the achievement of certain milestones, including the approval of a new drug application by the FDA. Pursuant to the Original MIPA, upon our consummation of the registered direct equity offering closed on April 8, 2020, we paid the Sellers $250,000 on April 20, 2020. In addition, the consummation of the registered direct equity offering closed on May 18, 2020, triggered an accrued payment to the Sellers of approximately $892,500 pursuant to the MIPA, which will be due and payable on September 24, 2020.

We shall also make quarterly royalty payments to Sellers equal to 5% of the net sales of a COVID-19 vaccine or combination product by the Company (the “COVID-19 Vaccine”) for a period of five (5) years following the first commercial sale of the COVID-19 Vaccine, provided that such payment shall be reduced to 3% for any net sales of the COVID-19 Vaccine above $500 million.

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In addition, Sellers shall be entitled to receive 12.5% of the transaction value, as defined in the MIPA, of any change of control transaction, as defined in the MIPA, that occurs prior to the fifth (5th) anniversary of the closing date of the MIPA, provided that are still developing the COVID-19 Vaccine at that time. Following the consummation of any change of control transaction, the Sellers shall not be entitled to any payments as described above under the MIPA.

We are seeking our stockholders’ approval for the issuance of the Common Stock Consideration pursuant to the MIPA in this Proposal 1.

We are seeking a separate stockholder approval for the issuance of the Milestone Shares pursuant to the MIPA in Proposal 2. See page 10 of this Proxy Statement.

Support Agreement

On March 23, 2020, as an inducement to enter into the MIPA, and as one of the conditions to the consummation of the transactions contemplated by the MIPA, the Sellers entered into a stockholder voting agreement with us, pursuant to which each Seller agreed to vote their shares of our common stock or preferred stock in favor of each matter proposed and recommended for approval by our management at every meeting of the stockholders and on any action or approval by written consent of the stockholders.

License Agreement

As discussed above, Cystron was a party to the Initial License Agreement with Premas. As a condition to our entry into the MIPA, Cystron amended and restated the Initial License Agreement on March 19, 2020 (as amended and restated, the “License Agreement”). Pursuant to the License Agreement, Premas granted Cystron, among other things, an exclusive license with respect to Premas’ vaccine platform for the development of a vaccine against COVID-19 and other coronavirus infections using Premas’ genetically engineered S. cerevisiae platform, D-Crypt.

Upon the achievement of certain developmental milestones by Cystron, Cystron shall pay to Premas a total of up to $2,000,000. On April 16, 2020, we paid Premas $500,000 for the achievement of the first two development milestones, of which $250,000 was accrued as research and development expense for the three months ended March 31, 2020. On May 14, 2020, we and Premas agreed that the third milestone under the License Agreement has been satisfied, and on May 22, 2020, we paid Premas $500,000. On July 7, 2020, we and Premas agreed that the fourth milestone under the License Agreement has been satisfied. Due to the achievement of this milestone, Premas is entitled to receive a payment of $1,000,000 from us.

Registration Rights Agreement

To induce the Sellers to enter into the MIPA, we also entered into the Registration Rights Agreement with the Sellers, pursuant to which we agreed to prepare and file with the SEC a registration statement covering all of the shares of our common stock issued and shares of our common stock issuable upon conversion of the Series D Preferred Stock issued as Common Stock Consideration pursuant to the MIPA and use reasonable best efforts to have such registration statement and any amendments thereof declared effective by the SEC at the earliest possible date. Pursuant to the Registration Rights Agreement, we filed a registration statement on Form S-3 registering such shares of common stock, which was declared effective on June 12, 2020.

We have also agreed to use reasonable best efforts to keep such registration statement effective until earlier of the selling stockholders have sold all of the share of common stock offered hereby or the shares of common stock covered thereby may be resold by the selling stockholders pursuant to Rule 144 of the Securities Act without any public information requirements or volume or manner of sale limitations.

Series D Preferred Stock

On March 24, 2020, we filed the Certificate of Designation of Preferences, Rights and Limitations of Series D Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of New Jersey. As discussed above, on March 24, 2020, we issued 211,353 shares of Series D Preferred Stock to the Sellers under the MIPA. Pursuant to the Certificate of Designation, in the event of our liquidation or winding up, the holders of Series D Preferred Stock are entitled to receive the same amount that a holder of our common stock would receive if the Series D Preferred Stock were fully converted to common stock which amounts shall be paid pari passu with all holders of our common stock. Each share of Series D Preferred Stock has a stated value equal to $0.01 (the “Stated Value”), subject to increase as set forth in Section 7 of the Certificate of Designation. As of the Record Date, 208,577 shares of Series D Preferred Stock were issued and outstanding.

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A holder of Series D Preferred Stock is entitled at any time to convert any whole or partial number of shares of Series D Preferred Stock into shares of our common stock determined by dividing the Stated Value by the conversion price of $0.01 per share.

A holder of Series D Preferred Stock is prohibited from converting Series D Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% of the total number of shares of our common stock then issued and outstanding (with such ownership restriction referred to as the “Beneficial Ownership Limitation”). However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, provided that any increase in such percentage shall not be effective until 61 days after such notice to us. In addition, a holder of Series D Preferred Stock are prohibited from converting any portion of the Series D Preferred Stock if, as a result of such conversion, the holder, together with its affiliates, would exceed the aggregate number shares of our common stock which we may issue under the MIPA without breaching our obligations under the rules or regulations of Nasdaq (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”). Pursuant to the Exchange Cap, the Series D Preferred Stock were convertible into up to 46,136 shares of common stock, of which 2,776 shares have been converted as of the Record Date.

Subject to the Beneficial Ownership Limitation and the Exchange Cap, on any matter presented to our stockholders for their action or consideration at any meeting of stockholders (or by written consent of stockholders in lieu of a meeting), each holder of Series D Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of our common stock into which the shares of Series D Preferred Stock beneficially owned by such holder are convertible as of the record date for determining stockholders entitled to vote on or consent to such matter (taking into account all Series D Preferred Stock beneficially owned by such holder). Except as otherwise required by law or by the other provisions of our amended and restated certificate of incorporation, as amended, the holders of Series D Preferred Stock will vote together with the holders of our common stock and any other class or series of stock entitled to vote thereon as a single class.

A holder of Series D Preferred Stock is entitled to receive dividends as and when paid to the holders of our common stock on an as-converted basis.

Stockholder Approval Requirement

Our common stock is listed on the Nasdaq Capital Market under the symbol “AKER,” and we are subject to the Nasdaq listing standards set forth in its Marketplace Rules. Nasdaq Marketplace Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company, including pursuant to an “earn-out” or similar provision, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (b) is or will be in excess of 20% of the outstanding common stock prior to the issuance.

Prior to closing the Acquisition, we had 2,288,837 shares of common stock outstanding. Therefore, the issuance of the Initial Common Stock Shares and the potential issuance of the Converted Common Stock Shares would have constituted approximately 27% of the shares of common stock outstanding prior to giving effect to the Acquisition. Consequently, issuance of the 165,217 shares of common stock (the “Excess Shares”) issuable upon conversion of the Series D Preferred Stock, which, in absence of the Exchange Cap, would be in excess of 19.99% of the shares of common stock outstanding on the date of entry into the Original MIPA, is subject to stockholder approval pursuant to the Nasdaq Stock Market Rule 5635(a). As of the Record Date, 2,776 shares of Series D Preferred Stock have been converted into 2,776 shares of our common stock. Moreover, pursuant to the terms of the MIPA, we are obligated to seek and are therefore seeking stockholder approval of the issuance of the Excess Shares and the Milestone Shares.

We generally have no control over whether the Sellers convert their shares of Series D Preferred Stock. For this reason, we are unable to accurately forecast or predict with any certainty the timing or the total amount of shares that may be issued under the Series D Preferred Stock. The potential issuance of the Excess Shares that are subject to this Proposal 1 would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Sellers convert their Series D Preferred Stock. Further, the issuance or resale of common stock issued to the holders of Series D Preferred Stock could cause the market price of our common stock to decline.

Consequences of Not Approving this Proposal

If our stockholders do not approve this proposal, the Series D Preferred Stock will only be convertible into up to 43,360 additional shares of common stock but, will not be convertible into the Excess Shares. Also, if the stockholders do not approve this proposal, pursuant to the MIPA, we will be obligated to incur additional management resources and expenses to call and hold a stockholder meeting every six months until we obtain the stockholder approval to issue the Excess Shares. The Original MIPA and the Certificate of Designations were filed with the SEC in connection with our Current Report on Form 8-K filed on March 24, 2020, and the Amendment No.1 was filed with the SEC in connection with our Quarterly Report on Form 10-Q filed on May 15, 2020.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast for or against the proposal is required to approve, pursuant to NASDAQ listing rule 5635(a), the issuance of the Excess Shares upon conversion of Series D Preferred Stock issued pursuant to the MIPA. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

In accordance with applicable NASDAQ Marketplace Rules, holders of 414,179 shares of our common stock and Series D Preferred Stock issued in connection with the MIPA are not entitled to vote such shares on this proposal.

The Board recommends that you vote “FOR” the approval, pursuant to NASDAQ listing rule 5635(a), of the issuance of shares of our common stock upon conversion of Series D Convertible Preferred Stock in excess of 20% of our common stock outstanding.

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PROPOSAL 2: APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(A) OF THE POTENTIAL ISSUANCE OF OUR COMMON STOCK in excess of 20% of our common stock outstanding IN CONNECTION WITH MILESTONE SHARES THAT MAY BECOME ISSUABLE IN THE FUTURE

At the Annual Meeting, holders of our common stock will be asked to approve the potential issuance of our common stock in excess of 20% of our common stock outstanding in connection with potential milestone shares that may become issuable in the future pursuant to the MIPA, for purposes of compliance with Nasdaq Listing Rule 5635(a) and as required by the MIPA.

Background

As discussed under Proposal 1, pursuant to MIPA, we are required to pay future contingent payments in Milestone Shares of an additional 750,000 shares of our common stock (subject to adjustments for any stock splits, stock dividends, share combinations or the like) to the Sellers upon the achievement of any one of the following milestones (each, an “Equity Trigger Milestone”):

1.	our receipt of cumulative, aggregate gross proceeds from the issuance and sale of our common stock or common stock equivalents to third party investors in a public or private offering after March 23, 2020, excluding exempt issuances as set forth in the MIPA and the first equity offering after March 23, 2020, of $50,000,000;

2.	completion of any Phase 2 study for the COVID-19 vaccine or combination product which meets its primary endpoints; and

3.	the consummation of a change of control transaction.

For the avoidance of doubt, the maximum number of shares of common stock that may be issued as Milestone Shares is 750,000 shares.

Stockholder Approval Requirement

Our common stock is listed on the Nasdaq Capital Market under the symbol “AKER,” and we are subject to the Nasdaq listing standards set forth in its Marketplace Rules. Nasdaq Marketplace Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company, including pursuant to an “earn-out” or similar provision, where due to the present or potential issuance of common stock (or securities convertible into or exercisable for common stock), other than a public offering for cash, the common stock to be issued (a) constitutes voting power in excess of 20% of the outstanding voting power prior to the issuance or (b) is or will be in excess of 20% of the outstanding common stock prior to the issuance.

The Common Stock Consideration already exceeded 20% of the shares of common stock outstanding prior to giving effect to the Acquisition. The issuance of Milestone Shares to the Sellers would be aggregated with the Common Stock Consideration for purposes of Nasdaq Marketplace Rule 5635(a) as an “earn-out.” Accordingly, issuance of the Milestone Shares to the Sellers will result in the aggregate number of shares issued by us in connection with the Acquisition is subject to stockholder approval pursuant to the Nasdaq Stock Market Rule 5635(a). Therefore, we are requesting a stockholder approval for Proposal 2 under this Nasdaq listing standard to ensure that we have stockholder approval to issue the Milestone Shares to the extent that any such shares issued. Moreover, pursuant to the terms of the MIPA, we are obligated to seek and are therefore seeking stockholder approval of the issuance of the Milestone Shares.

The issuance of the Milestone Shares will depend on whether any of the Equity Trigger Milestone is actually achieved. The issuance of the Milestone Shares would result in an increase in the number of shares of common stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that we issue the Milestone Shares. Such issuance may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings.

Consequences of Not Approving this Proposal

If our stockholders do not approve this proposal, pursuant to the MIPA, we will be obligated to incur additional management resources and expenses to call and hold a stockholder meeting every six months until we obtain the stockholder approval to issue the Milestone Shares. Furthermore, if we fail to receive the stockholder approval on this proposal, we are obligated to issue to Sellers 750,000 shares of non-voting preferred stock and use our commercially reasonable efforts to obtain stockholder approval for such shares to be convertible into common stock. Such preferred stock shall have a conversion price equal to the stated value and will be entitled to an annual 10% cash dividend on the stated value. Such preferred stock shall be non-redeemable by the holders thereof and will not participate with our common stock; however, the holder may require us to redeem the preferred stock for redemption price equal to its stated value and accrued and unpaid dividends upon consummation of a change of control transaction as defined in MIPA.

The Original MIPA and the Certificate of Designations were filed with the SEC in connection with our Current Report on Form 8-K filed on March 24, 2020, and the Amendment No.1 was filed with the SEC in connection with our Quarterly Report on Form 10-Q filed on May 15, 2020.

Required Vote and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast for or against the proposal is required to approve, pursuant to NASDAQ listing rule 5635(a), the issuance of the Milestone Shares. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

In accordance with applicable NASDAQ Marketplace Rules, holders of 414,179 shares of our common stock and Series D Preferred Stock issued in connection with the MIPA are not entitled to vote such shares on this proposal.

The Board recommends that you vote “FOR” the approval, pursuant to NASDAQ listing rule 5635(a), of the issuance of Milestone Shares in excess of 20% of our common stock outstanding.

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PROPOSAL 3: ELECTION OF DIRECTORS

Nominees for Election

The Board is currently comprised of four directors. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following four individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age
Christopher C. Schreiber	54
Joshua Silverman	49
Bill J. White	58
Robert C. Schroeder	53

If elected, respectively, these nominees will serve until our 2021 annual meeting of stockholders or until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Our Board believes that all of our current directors, who are the four nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The four Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The biographies of the Company Nominees are as follows:

Christopher C. Schreiber has been our director since August 8, 2017 and currently serves as our Executive Chairman. Mr. Schreiber has been our President since July 21, 2020. Mr. Schreiber combines over 30 years of experience in the securities industry. As the managing director of capital markets at Taglich Brothers, Inc., Mr. Schreiber builds upon his extensive background in capital markets, deal structures, and syndications. Prior to his time at Taglich Brothers, Inc., he was a member of the board of directors of Paulson Investment Company, a 40-year-old full service investment banking firm. In addition, Mr. Schreiber serves as a director and partner of Long Island Express North, an elite lacrosse training organization for teams and individuals. He also volunteers on the board of directors for Fox Lane Youth Lacrosse, a community youth program. Mr. Schreiber is a graduate of Johns Hopkins University, where he received a Bachelor’s Degree in Political Science.

Joshua Silverman has been our director since September 6, 2018 and currently serves as our lead independent director. Mr. Silverman currently serves as the managing member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a principal and managing partner of Iroquois Capital Management, LLC (“Iroquois”), an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as co-chief investment officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as co-chief investment officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as assistant press secretary to the president of the United States. Mr. Silverman currently serves as a director of Ayro Inc., Protagenic Therapeutics, and Neurotrope, Inc., all of which are public companies. He previously served as a director of National Holdings Corporation from July 2014 through August 2016 and as a director of Marker Therapeutics, Inc. from August 2016 until October 2018. Mr. Silverman received his B.A. from Lehigh University in 1992.

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Bill J. White has been our director since August 8, 2017. Mr. White has more than 30 years of experience in financial management, operations and business development. He currently serves as chief financial officer, treasurer and secretary of Intellicheck Mobilisa, Inc., a technology company listed on the NYSE MKT. Prior to working at Intellicheck Mobilisa, Inc., he served 11 years as the chief financial officer, secretary and treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to over $36 million in annual revenue in a five-year period. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting. Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner. Mr. White was selected to serve on the Board of Directors in part because of his significant financial and accounting experience with public companies.

Robert C. Schroeder has been our director since November 1, 2019. Mr. Schroeder is currently the vice president of investment banking at Taglich Brothers, a brokerage firm, and specializes in advisory services and capital raising for small public and private companies. Prior to his time at Taglich Brothers, Mr. Schroeder served as a Senior Equity Analyst publishing sell-side research on publicly traded companies and served in various other positions in the brokerage and public accounting industry. Mr. Schroeder currently serves on the board of directors of publicly traded Intellinetics, Inc., a document solutions software development, sales and marketing company, Air Industries Group (NYSE:AIRI), a manufacturer of aerospace parts and assemblies, and Decisionpoint Systems, Inc., a leading provider and integrator of Enterprise Mobility, Wireless Applications and RFID solutions. Mr. Schroeder received a B.S. degree in accounting and economics from New York University. The Board believes Mr. Schroeder is well qualified to serve on the Board of Directors due to his leadership skills, capital markets expertise, and extensive experience as a director of the board for other public companies.

Family Relationships

There are no family relationships between any of our officers or directors.

Required Vote and Board Recommendation

If a quorum is present and voting, the four Company Nominees receiving the highest number of votes will be elected as directors. If you hold your shares in your own name and abstain from voting on the election of directors, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote for the four Company Nominees, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote “FOR” each Company Nominee.

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CORPORATE GOVERNANCE

Akers, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Proposed Corporate Governance Reforms

On May 28, 2020, the United Stated District Court for the District of New Jersey approved that certain Amended Stipulation and Agreement of Settlement, dated October 1, 2019 (the “Settlement”) among the settling parties in connection with a consolidated shareholder derivative action, Case No.: 2:18-cv-15992. Pursuant to the Settlement, we made various modifications to our corporate governance and business ethics practices as further discussed below.

Code of Business Ethics and Conduct and Whistleblower Policy

We have adopted a Code of Business Ethics and Conduct, which applies to our Board, our executive officers and our employees, outlines the broad principles of ethical business conduct we adopted, covering subject areas such as, compliance with applicable laws and regulations, handling of books and records, public disclosure reporting, insider trading, conflicts of interest, competition and fair dealing, and other violations. Our Code of Business Ethics and Conduct is available on our website at www.akersbio.com in the “Corporate Governance” section found under the “Investor Center” tab. Pursuant to the Settlement, we will conduct a review of our Code of Business Ethics and Conduct on an annual basis and to monitor compliance. We intend to disclose any amendments to, or waivers from, our Code of Business Ethics and Conduct at the same website address provided above.

In addition, pursuant to the Settlement, we adopted a Whistleblower Policy to encourage employees, officers and directors to bring forward ethical and legal violations. We have disclosed a copy of the Whistleblower Policy and intend to disclose any amendments to the Whistleblower Policy at the same website address provided above.

Pursuant to the Settlement, we formed a Risk and Disclosure Committee, which is served by the members of the Audit Committee, which reviews our ethics and risk program and internal controls over compliance and identifies and recommends to the Board any changes that it deemed necessary. The Risk and Disclosure Committee also monitors compliance with our Code of Business Ethics and Conduct, reviews and evaluates our public disclosures and disclosure controls and procedures and handle any whistleblower complaints.

Board Composition and Committees

Our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), and our Amended and Restated Bylaws (“Bylaws”) provide that our Board will consist of no more than election (11) and no less than two (2) members, such number of directors to be determined from time to time pursuant to a resolution adopted by a majority of the total number of authorized directors. Vacancies or newly created directorships resulting from an increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

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Director Independence

We are currently listed on the NASDAQ Capital Market and therefore rely on the definition of independence set forth in the NASDAQ Listing Rules (“NASDAQ Rules”). Under the NASDAQ Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, share ownership, and affiliations with other board members, shareholders, business, contractor and family relationships, as well as the amount of the compensation we pay to each director, we have determined that Mr. Silverman, Mr. White and Mr. Schroeder have no material relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the NASDAQ Listing Rules.

Pursuant to the Settlement, we also adopted amendments to our Bylaws to require that at least 50% of the Board will qualify as “independent directors” under the NASDAQ Rules and that the Chairman of the Board will be an independent director. Currently, more than 50% of the Board qualify as “independent directors” under the NASDAQ Rules.

Board Committees, Meetings and Attendance

During 2019, the Board met in person and telephonically 5 times during 2019 and also acted by unanimous written consent. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve, and each annual meeting of stockholders, either in person or by teleconference. During 2019, each director attended at least seventy-five percent (75%) of the total number of meetings held by the Board and Board committees of which such director was a member. All four of the directors attended our 2019 annual meeting of stockholders. Pursuant to the Settlement, we adopted amendments to our Bylaws to require (i) attendance of each member of the Board at our annual meeting of shareholders in person, absent extraordinary circumstances and (ii) no less than four (4) executive session per year among independent directors following each Board meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. The current charter of each of these committees is available on our website at www.akersbio.com in the “Corporate Governance” section under “Investor Center.” Pursuant to the Settlement, we adopted several amendments to the committee charters. We disclosed these amendments and intend to disclose any future amendments to the charters of these committees at the same website address provided above.

As of July 23, 2020, the following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nomination Corporate Governance Committee
Christopher C. Schreiber*
Joshua Silverman	Member	Chairman	Member
Bill J. White	Chairman	Member	Member
Robert C. Schroeder	Member

*Executive Chairman of the Board

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Audit Committee

Our Audit Committee is responsible for, among other matters:

●	monitoring the integrity of our financial reporting process, including critical accounting policies and estimates, and systems of internal controls regarding finance, accounting, legal and regulatory compliance;
●	monitoring the independence and performance of our independent auditors and our accounting personnel;
●	providing an avenue of communication among the independent auditors, management, our accounting personnel, and the Board;
●	appointing and providing oversight for the independent auditors engaged to perform the audit of the financial statements;
●	discussing the scope of the independent auditors’ examination;
●	reviewing the financial statements and the independent auditors’ report;
●	reviewing areas of potential significant financial risk and exposure to us, to the extent that there are any, and assess the steps management has taken to monitor such risks;
●	monitoring compliance with legal and regulatory requirements;
●	soliciting recommendations from the independent auditors regarding internal controls and other matters;
●	making recommendations to the Board;
●	resolving any disagreements between management and the auditors regarding financial reporting;
●	preparing the report required by Item 407(d) of Regulation S-K, as required by the rules of the SEC;
●	reviewing issues regarding accounting principles and financial statement presentation (including any significant changes in our selection or application of accounting principles); and
●	reviewing the effectiveness of any special accounting steps adopted in light of identified significant and/or material control deficiencies.

Our Audit Committee is composed of Bill J. White (chairman), Joshua Silverman and Robert C. Schroeder. Our Board has determined that each of the current members of the Audit Committee is independent in accordance with NASDAQ Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has also reviewed the education, experience and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. White qualifies as an “audit committee financial expert,” as defined by the rules of the SEC. The Audit Committee met four times during 2019.

Compensation Committee

Our Compensation Committee is responsible for, among other matters:

●	reviewing on an annual basis goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of those goals and objectives, and determining and recommending such goals, objectives and compensation of our Chief Executive Officer’s to the Board for its approval;
●	reviewing and approving on an annual basis the compensation of our executive officers other than our Chief Executive Officer;
●	reviewing and recommending on an annual basis to the Board for its approval, the fees and equity compensation paid to the Company’s non-employee directors;
●	retaining and terminating any compensation consultant to be used by the Compensation Committee or us to assist in the evaluation of the compensation of non-employee directors, the CEO or the other executive officers and approving such compensation consultant’s fees and other retention terms, and overseeing the work of such compensation consultant;
●	reviewing and making recommendations to the Board with respect to incentive-compensation programs and equity-based plans and the adoption of or material changes in material employee benefit, bonus, severance and other compensation plans;
●	determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or the Board.
●	determining and approving the options and other equity-based compensation to be granted to executive officers, other than the Chief Executive Officer;
●	recommending to the Board for approval options and other equity-based compensation to be granted to the Chief Executive Officer and non-employee directors’; and
●	in conjunction with the CEO, determining the issuance of options and other equity-based compensation under the Company’s incentive compensation and other stock-based plans to all other officers and employees.

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Our Compensation Committee is composed of Joshua Silverman (chairman) and Bill J. White. Our Board has determined that each of the current members of the Compensation Committee is independent in accordance with NASDAQ Rules. The Compensation Committee may delegate the determination with respect to persons other than officers to the Chief Executive Officer but will approve the aggregate amount granted to all employees and all new hire grants. The Compensation Committee met one time during 2019. We did not engage any consultants in determining or recommending the amount or form of executive and director compensation during 2019.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other matters:

●	overseeing the administration of our Code of Business Ethics and Conduct and related policies;
●	leading the search for and recommending individuals qualified to become members of the Board, and selecting director nominees to be presented for election by the shareholders at each annual meeting;
●	ensuring, in cooperation with the Compensation Committee, that no agreements or arrangements are made with directors or relatives of directors for providing professional or consulting services to us or our affiliate or individual officer or one of their affiliated, without appropriate review and evaluation for conflicts of interest;
●	ensuring that Board members do not serve on more than three other for-profit public company boards that have a class of securities registered under the Exchange Act in addition to the Board;
●	reviewing the Board’s committee structure and to recommend to the Board for its approval;
●	reviewing recommendations received from shareholders for persons to be considered for nomination to the Board;
●	monitoring compliance with our corporate governance guidelines;
●	developing and implementing an annual self-evaluation of the Board, both individually and as a Board, and of its committees;
●	reviewing and recommending changes to procedures whereby shareholders may communicate with the Board;
●	assessing the independence of directors annually and report to the Board’
●	recommending to the Board for its approval, the leadership structure of the Board, including whether the Board should have an executive or non-executive Chairman, whether the roles of Chairman and Chief Executive Officer should combine, and whether a Lead Director of the Board should be appointed; provided that such structure shall be subject to the bylaws of the Company then in effect.

Our Nominating and Corporate Governance Committee is composed of Bill J. White and Joshua Silverman. The Nominating and Corporate Governance Committee does not currently have a chairman. Each of the current appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the NASDAQ Stock Market Rules. The Nominating and Corporate Governance Committee met one time during 2019.

Director Nominations

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2019.

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Our Charter and Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our Annual Meeting. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. Stockholder recommendations to the Board should be sent to:

Akers Biosciences, Inc.

201 Grove Road

Thorofare, New Jersey 08086

Attention: Secretary

Such nomination must satisfy the notice, information and consent requirements set forth in our Charter and Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

●	the appropriate size and diversity of our Board;

●	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of our Board with periodic injection of fresh perspectives provided by new Board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee will seek to identify new candidates for the Board. The Nominating and Corporate Governance Committee shall then initially evaluate a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of four directors with Chris C. Schreiber appointed as the Executive Chairman of the Board. Currently, the positions of Chairman of the Board and principal executive officer are filled by Mr. Schreiber, coupled with a lead independent director position to further strengthen the leadership structure. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations. However, our Board believed that having Mr. Schreiber as the Executive Chairman of the Board provided an efficient and effective leadership model for the Company, as such structure allowed our independent directors to share responsibility in leading the Board, while allowing our Executive Chairman of the Board to focus primarily on managing the operations of the Company.

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Josh Silverman has been serving as the lead independent director of the Company since November 1, 2019. The lead independent director is primarily responsible for serving as the principal liaison between the independent directors of the Board and the Executive Chairman of the Board, assisting in the development and implementation of the strategies, goals and objectives of the Company established by the Board and oversee the assessment of the performance of the principal executive officer.

Our Audit Committee has primarily been responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Pursuant to the Settlement, we adopted amendments to our Bylaws to separate the roles of Chairman of the Board and Chief Executive Officer prior to November 28, 2020. The Settlement requires that by November 28, 2020, our Chairman of the Board and Chief Executive Officer positions shall be occupied by different individuals, and that the Chairman of the Board will be held by an independent director. Furthermore, the role of the Chairman of the Board will be rotated among the independent directors every five 5 years.

We also established a Risk and Disclosure Committee, which is primarily responsible for overseeing the Company’s ethics and risk program and internal controls over compliance. In addition, the Risk and Disclosure Committee reports to the full Board, which also considers the Company’s risk profile.

Communications with Directors

Stockholders and other interested parties may send correspondence by mail to the full Board or to individual directors. Stockholders should address such correspondence to the Board or the relevant Board members in care of: Akers Biosciences, Inc., 201 Grove Road Thorofare, New Jersey USA 08086, Attention: Secretary.

All such correspondence will be compiled by our Secretary and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

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DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a member of our Board during 2019. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock Awards ($) (1)		Total ($)
Christopher Schreiber (2)	136,000	121,079	(6)	257,079
Josh Silverman (3)	128,000	121,079	(6)	249,079
Bill J. White (4)	136,000	121,079	(6)	257,079
Robert Schroeder (5)	8,000	-		8,000

(1)	In accordance with SEC rules, this column reflects the aggregate fair value of option awards granted during the fiscal year ended December 31, 2019, computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions.
(2)	As of December 31, 2019, Mr. Schreiber had 5,201 outstanding restricted stock units (“RSUs”).
(3)	As of December 31, 2019, Mr. Silverman had 5,201 outstanding RSUs.
(4)	As of December 31, 2019, Mr. White had 5,201 outstanding RSUs.
(5)	Mr. Schroeder was appointed as a director, effective November 1, 2019. As of December 31, 2019, Mr. Schroeder did not have any stock awards or option awards outstanding.
(6)	On March 29, 2019, we granted each director restricted stock units to purchase 5,201 shares of our common stock, which vested in full on January 1, 2020.

Narrative Disclosure to Director Compensation Table

On March 29, 2019, the Compensation Committee approved payments to the members of the Board, which were paid as follows (i) lump sum payment of $64,000 to each of Mr. Schreiber and Mr. White and a lump sum payment of $56,000 to Mr. Silverman, (ii) each of Mr. Schreiber, Mr. White and Mr. Silverman were granted 5,201 RSUs, which vested on January 1, 2020, and (iii) beginning April 2019, each serving director who is not also holding a position as an executive officer shall be paid $8,000 per month. The lump sum payments were paid during April 2019 and the monthly payments to directors have been paid each month. There was no other compensation for directors during the year ended December 31, 2019.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting securities as of July 10, 2020 by (i) each person known to us to beneficially own five percent (5%) or more of any class of our voting securities; (ii) each of our named executive officers and directors; and (iii) all of our named directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Akers Biosciences, Inc., 201 Grove Road, Thorofare, New Jersey USA 08086. Percentage of common stock ownership is based on 6,125,039 shares of common stock issued and outstanding as of July 10, 2020. Percentage of Series D Preferred Stock ownership is based on 208,577 shares of Series D Preferred Stock issued and outstanding as of July 10, 2020.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options or warrants that are currently exercisable or exercisable within sixty (60) days of July 10, 2020 by that stockholder are deemed outstanding.

Name	Number of Shares of Common Stock Beneficially Owned (1)		Percentage Class (1) (2)	Number of Shares of Series D Preferred Stock Beneficially Owned		Percentage Class (3)	Total Voting Power
5% Beneficial Owner
Michael Vasinkevich	314,627	(4)	4.99%	62,593	(5)	30.01%	4.96%
Nadav Kidron	177,932	(6)	2.88%	72,992		35.00%	2.88%
Premas Biotech PVT Ltd. (7)	177,932	(8)	2.88%	72,992		35.00%	2.88%

Named Executive Officers and Directors
Bill J. White (5) (9)	5,201		*	—		—	*
Joshua Silverman (5) (9)	5,201		*	—		—	*
Christopher C. Schreiber (5) (9)	5,201		*	—		—	*
Robert C. Schroeder (5)	—		—	—		—	—
Howard R. Yeaton (6) (10)	2,345		*	—		—	*
All NEOs and directors as a group (5 persons)	17,948		*	—		—	*

* Less than 1%.

1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of July 10, 2020, except as otherwise noted. Shares issuable pursuant to the exercise of stock options and other securities convertible into common stock exercisable within 60 days are deemed outstanding and held by the holder of such options or other securities for computing the percentage of outstanding common stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
2)	These percentages have been calculated based on 6,125,039 shares of common stock outstanding as of July 10, 2020.
3)	These percentages have been calculated based on 208,577 shares of Series D Preferred Stock outstanding as of July 10, 2020.
4)	Represents (i) warrants to purchase up to 180,055 shares of common stock that are currently exercisable or exercisable within 60 days of July 10, 2020 and (ii) 134,572 shares of common stock. Does not include (i) 32,079 shares of common stock that may be issued upon the exercise of warrants, which have been excluded because the warrants contain provisions that block exercise if such exercise will result in the holder having beneficial ownership of more than 4.99% of our common stock, and (ii) 62,593 shares of common stock that may be issuable upon conversion of Series D Preferred Stock, which have been excluded because of (A) the Beneficial Ownership Limitation and (B) the Exchange Cap.
5)	Represents 62,593 shares of common stock issuable upon conversion of Series D Preferred Stock issued to Cutter Mill Capital LLC pursuant to the MIPA. Mr. Vasinkevich has sole voting and dispositive power over the securities held by Cutter Mill Capital LLC and is deemed to have beneficial ownership of the shares held by Cutter Mill Capital LLC.
6)	Represents (i) 134,572 shares of common stock and (ii) 43,360 shares of common stock issuable upon conversion of Series D Preferred Stock. Does not include 29,632 shares of common stock that may be issuable upon conversion of Series D Preferred, which have been excluded because of the Exchange Cap.
7)	Prabuddha Kundu has sole voting and dispositive power over the securities held for this account.
8)	Represents (i) 134,572 shares of common stock and (ii) 43,360 shares of common stock issuable upon conversion of Series D Preferred Stock. Does not include 29,632 shares of common stock that may be issuable upon conversion of Series D Preferred, which have been excluded because of the Exchange Cap.
9)	On March 29, 2019, the Compensation Committee of the Board of Directors granted to each of Mr. Schreiber, Mr. White and Mr. Silverman 5,201 RSUs, which vested on January 1, 2020, for services as directors of our company.
10)	In connection with his appointment as our Chief Executive Officer and interim Chief Financial Officer, we and Mr. Yeaton entered into an offer of employment, dated October 5, 2018 and terminated on December 31, 2019 (the “Employment Agreement”). The Employment Agreement provided for, among other compensation, a monthly grant of one hundred 156 unrestricted shares of our common stock pursuant to the 2017 Plan. 1,877 unrestricted shares of the common stock have to date been issued to Mr. Yeaton pursuant to the 2017 Plan.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are governed by our Code of Business Ethics and Conduct, which apply to all of our associates, as well as each of our directors and certain persons performing services for us. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee and must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Business Ethics and Conduct and Whistleblower Policy.

Other than compensation agreements and other arrangements which are described as required under “Director Compensation” and “Executive Compensation,” since January 1, 2018, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2018, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons; however, Mr. Howard R. Yeaton did not file a Form 3, which was due on October 15, 2019. Mr. Howard R. Yeaton filed his Form 3 on October 16, 2019.

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EXECUTIVE COMPENSATION

Say on Pay Votes

Prior to December 31, 2019, the Company qualified as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As a result, we were permitted to, and relied on exemptions, from certain disclosure requirements under the JOBS Act that are applicable to other companies that are not emerging growth companies. Accordingly, we were not required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” compensation advisory votes pursuant to Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), prior to December 31, 2019. Effective December 31, 2019, we no longer qualified as an “emerging growth company” under the JOBS Act and are required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” compensation advisory votes, beginning with the 2020 Annual Meeting.

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of July 23, 2020:

Name	Age	Position with the Company
Howard R. Yeaton	65	Interim Chief Financial Officer
Christopher C. Schreiber	54	Executive Chairman of the Board of the Directors, President and Director

Please see biography of Mr. Schreiber on page 11 of this Proxy Statement.

Howard R. Yeaton has been our interim Chief Financial Officer since October 5, 2018. Mr. Yeaton has been the managing principal of Financial Consulting Strategies, LLC (“FCS”) since 2003, a firm serving principally early stage public companies with financial reporting support and other related strategic services. Until November 2019, Mr. Yeaton served as a director, vice chairman and chairman of the audit committee for Stewardship Financial Corporation, a community bank. From 2014 to 2019, Mr. Yeaton served as interim chief financial officer of Propel Media, Inc. and from July 2014 to July 2015, Mr. Yeaton served as interim chief financial officer of Energous Corporation, a public company listed on the Nasdaq Capital Market; both clients of Financial Consulting Strategies, LLC. In addition, prior to founding Financial Consulting Strategies, LLC, Mr. Yeaton served in various financial leadership positions for Konica and Teco Energy. Mr. Yeaton began his career with Deloitte, an international accounting and auditing firm. Mr. Yeaton has a BS in accounting from Florida State University in Tallahassee, FL, and a Master’s in Business Administration from the University of Connecticut in Storrs, CT.

On July 19, 2020, the Company and Mr. Yeaton agreed by mutual understanding that Mr. Yeaton’s employment as Interim Chief Financial Officer will cease as of August 19, 2020.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid for the fiscal year ended December 31, 2019 and the fiscal year ended December 31, 2018 to: (i) each person who served as our principal executive officer during the year ended December 31, 2019; (ii) our most highly compensated executive officer, other than our principal executive officer, who was serving as an executive officer, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2019, with compensation of $100,000 or more, and (iii) an additional individual for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as our executive officer at December 31, 2019 (collectively our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Total ($)
Howard R. Yeaton (2)	2019	300,000	26,302	326,302
	2018	71,774	20,941	92,715

Christopher C. Schreiber (3)	2019	50,000	—	50,000
	2018	—	—	—

(1) In accordance with SEC rules, this column reflects the aggregate fair value of the option awards granted during the respective fiscal year computed as of their respective grant dates in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for share-based compensation transactions. The assumptions made in the valuation of the share-based payments are contained in Note 2 to our consolidated financial statements for the fiscal year ended December 31, 2019 in our Annual Report on Form 10-K for the year ended December 31, 2019.

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(2) Mr. Yeaton was appointed as Chief Executive Officer and interim Chief Financial Officer on October 5, 2018. Effective January 6, 2020, Mr. Yeaton no longer served as our Chief Executive Officer. Effective August 19, 2020, Mr. Yeaton will no longer serve as our Interim Chief Financial Officer.

(3) On November 1, 2019, Mr. Schreiber was appointed as our Executive Chairman.

Narrative Disclosure to Summary Compensation Table

We have entered into employment agreements with each of our Named Executive Officers.

Employment of Howard Yeaton

Effective on October 5, 2018, the Board appointed Howard R. Yeaton, who through FCS served previously as a consultant to us, to serve as our Chief Executive Officer and interim Chief Financial Officer. In connection with his appointment as our Chief Executive Officer and interim Chief Financial Officer, we and Mr. Yeaton entered into an offer of employment, dated October 5, 2018, which terminated on December 31, 2019. The employment agreement provided for, among other compensation, a monthly grant of 156 unrestricted shares of our common stock pursuant to the 2017 Plan (as defined herein). Mr. Yeaton is the managing principal of FCS and we had an ongoing relationship with FCS as of July 13, 2020, with FCS continuing to provide accounting services to us, and may continue to utilize the services of FCS in the future. FCS is considered to be a related party. During the year ended December 31, 2019, we expensed $38,888 to FCS. During the year ended December 31, 2018, we expensed $104,749 to FCS (including fees incurred prior to the date that Mr. Yeaton began to serve as an officer of our Company) in connection with these services. During the three and six months ended June 30, 2020, we expensed $9,250 to FCS, and, as of June 30, 2020, we owed FCS $9,250. On November 1, 2019, the Board provided Mr. Howard R. Yeaton with sixty (60) days’ notice of its intent to terminate him from each of his officer positions as our Chief Executive Officer and interim Chief Financial Officer. Effective January 6, 2020, Mr. Yeaton no longer served as our Chief Executive Officer.

On January 6, 2020, the Board appointed Howard R. Yeaton as our interim Chief Financial Officer. In connection with his appointment as our interim Chief Financial Officer, we and Mr. Yeaton entered into a new offer of employment, dated January 6, 2020, which will terminate on August 19, 2020. Pursuant to such agreement, Mr. Yeaton received: (i) twenty-five thousand dollars ($25,000) per month in base salary, (ii) Mr. Yeaton was afforded other employee benefits including, health insurance, dental insurance, basic life and accidental death and dismemberment insurance, long and short term disability insurance and participation in our 401(k) Plan, and (iii) was reimbursed for reasonable and necessary travel and business expenses including the expenses of travel and hotel stays in or near Thorofare, New Jersey. On July 19, 2020, the Company and Mr. Yeaton agreed by mutual understanding that Mr. Yeaton’s employment as Interim Chief Financial Officer will cease as of August 19, 2020.

Employment of Christopher C. Schreiber

On January 24, 2020, the Board independently reviewed and approved entering into an executive chairman agreement with Christopher C. Schreiber (the “Executive Chairman Agreement”). Pursuant to the Executive Chairman Agreement, Mr. Schreiber shall continue to serve as the Executive Chairman of the Board as long as he is a member of the Board, or until termination of the Executive Chairman Agreement (as described below) or upon his earlier death, incapacity, removal, or resignation. Pursuant to the Executive Chairman Agreement, Mr. Schreiber is entitled to receive: (i) an annual base salary of $300,000, payable monthly in equal installments, paid retroactively as of November 1, 2019 (it being agreed that such fee shall be inclusive of any fees associated with Schreiber’s services as both a director of our company and in the capacity of Executive Chairman), (ii) employee benefits including, health insurance, dental insurance, basic life and accidental death and dismemberment insurance, long and short term disability insurance and participation in our 401(k) Plan, (iii) annual or other bonuses in cash and/or in securities of our company and/or otherwise, which bonuses, if any, shall be awarded in the complete discretion of the Board or a designated committee thereof and (iv) reimbursements for pre-approved reasonable business-related expenses incurred in good faith in the performance of Mr. Schreiber’s duties for us.

The Executive Chairman Agreement established an “at will” employment relationship pursuant to which Mr. Schreiber serves as Executive Chairman. We may terminate the Executive Chairman Agreement for any reason or no reason, and Mr. Schreiber may voluntarily resign for any reason or no reason with sixty (60) days’ notice. The Executive Chairman Agreement also provides that Mr. Schreiber may not compete against us or solicit our employees or customers for a period of one (1) year after termination of the Executive Chairman Agreement or his association with us for any reason.

Brio Financial Group

On July 21, 2020, the Company entered into a CFO Consulting Agreement (the “Consulting Agreement”) with Brio Financial Group (“Brio”), pursuant to which the Company appointed Mr. Stuart Benson as Chief Financial Officer, effective August 19, 2020, with a term ending June 30, 2021. Pursuant to the Consulting Agreement, the Company will pay Brio an initial retainer fee of $7,500 and a fixed monthly payment of $13,500, commencing August 15, 2020. The Company will also be billed for travel and other out-of-pocket costs, such as report production, postage, etc.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards that have been previously awarded to each of our Named Executive Officers and which remain outstanding as of December 31, 2019:

Name	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)
Howard R. Yeaton Interim Chief Financial Officer	—		—
Christopher C. Schreiber Executive Chairman of the Board	5,201	(1)	121,080

(1) Vested on January 1, 2020.

Equity Compensation Plans

On January 23, 2014, we adopted the 2013 Stock Incentive Plan (“2013 Plan”). The 2013 Plan was amended by the Board on January 9, 2015 and September 30, 2016, and such amendments were ratified by stockholders on December 7, 2018. The 2013 Plan provides for the issuance of up to 4,323 shares of our common stock, and 1,470 shares of common stock remain available for grants under the 2013 Plan.

On August 7, 2017, the stockholders approved, and we adopted the 2017 Stock Incentive Plan (“2017 Plan”). The 2017 Plan provides for the issuance of up to 7,031 shares of our common stock. The purpose of the 2017 Plan is to provide additional incentive to those of our officers, employees, consultants and non-employee directors and our parents, subsidiaries and affiliates whose contributions are essential to the growth and success of our business. As of December 31, 2019, grants of restricted stock and options to purchase totaling 3,064 shares of common stock have been issued pursuant to the 2017 Plan and 3,967 shares of common stock remain available for grants under the 2017 Plan. The 2017 Plan provides for the issuance of shares of our common stock through the grant of non-qualified options, incentive options, restricted stock and unrestricted stock to directors, officers, consultants, attorneys, advisors and employees.

On December 7, 2018, the stockholders approved, and we adopted the 2018 Equity Incentive Plan (“2018 Plan,” and together with the 2013 Plan and 2017 Plan, the “Equity Compensation Plans”). The 2018 Plan provides for the issuance of up to 78,125 shares of our common stock. As of December 31, 2019, grants of RSUs to purchase 15,603 shares of common stock have been issued pursuant to the 2018 Plan, and 62,522 shares of common stock remain available for issuance. For description of the 2018 Plan, see “Proposal 4: Approval of the Amendment to the Akers Biosciences, Inc. 2018 Equity Incentive Plan.”

On March 29, 2019, the Compensation Committee of the Board of Directors approved the grant of 5,201 RSUs to Mr. Schreiber. Each RSU had a grant date fair value of $23.28 which shall be amortized on a straight-line basis over the vesting period into administrative expenses within the Consolidated Statement of Operations and Comprehensive Loss. Such RSUs were granted under the 2018 Plan, and vested on January 1, 2020.

Equity Compensation Plan Information

The following table provides information regarding the number of securities to be issued under the Equity Compensation Plans as of the fiscal year ended December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	40	$236.16	67,959
Equity compensation plans not approved by security holders	—	—	—
Total	40	$236.16	67,959

(1) Represents shares available for issuance under the Equity Compensation Plans.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee expects to meet with management and independent public accountants at least six times each fiscal year. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Morison Cogen LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2019, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Morison Cogen LLP.

The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Morison Cogen LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from Morison Cogen LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Morison Cogen LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in Akers’s Annual Report on Form 10-K for fiscal year 2019, that was filed with the SEC.

AUDIT COMMITTEE

Bill J White, Chairman

Joshua Silverman

Robert C. Schroeder

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The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by Morison Cogen LLP for professional services rendered in the years ended December 31, 2019 and 2018:

Type of Service	2019	2018
Audit Fees	$139,000	$265,400
Audit-Related Fees	37,450	71,069
Tax Fees	10,000	10,000
All Other Fees	-	-
Total	$186,450	$346,469

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.

All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by the Morison Cogen LLP, other than the services reported in the categories above.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve all fees paid to, and all services performed by, our independent registered public accounting firm. At the beginning of each year, the Audit Committee pre-approves the proposed services, including the nature, type and scope of services contemplated and the related fees to be rendered by our independent registered public accounting firm during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

All of the services rendered by Morison Cogen LLP in 2019 were pre-approved by the Audit Committee.

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PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE AKERS BIOSCIENCES, INC. 2018 EQUITY INCENTIVE PLAN

Our Board is seeking the approval of our stockholders of an amendment to the 2018 Plan, which was adopted by our Board on July 10, 2020, subject to stockholder approval (the “Amendment”). The 2018 Plan was originally approved by our Board on October 19, 2018, and by our stockholders on December 7, 2018. Under the 2018 Plan as originally adopted, we reserved a total of 1,875,000 shares of our common stock that could be issued pursuant to awards under the 2018 Plan. On November 25, 2019, the Company effected a 1-for-24 reverse stock split, such that after giving effect to the reverse stock split there were 78,125 shares of our common stock available for issuance under the 2019 Plan. As of July 10, 2020, there were 62,522 shares remaining available for future issuance of awards under the 2018 Plan. The Amendment would increase the number of shares of common stock available for issuance pursuant to awards under the 2018 Plan by an additional 1,042,000 shares, to a total of 1,120,125 shares of our common stock. The increase of 1,042,000 authorized shares of common stock available for grant under the 2018 Plan will result in additional potential dilution of our outstanding stock.

We believe that operation of the 2018 Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to employees, consultants, advisors, and directors; and to promote the success of our business. The 2018 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, consultants, advisors, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use our 2018 Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees, consultants, advisors, and directors. We recently announced our determination to no longer focus on the development, manufacture, and supply of rapid, point of care screening and testing products and to continue to focus on the development of a vaccine candidate for COVID-19. As we push forward with the re-focused strategy, we believe it to be critical for our ability to both reward the current Board members and management team for their past accomplishments and to attract and retain talent through by providing equity and performance based compensation to officers, employees and directors. The Board believes there is an insufficient number of shares remaining under our 2018 Plan to meet our current and projected needs; and, therefore, it is the judgment of our Board that it is in the best interest of the Company and its stockholders to approve the Amendment. We believe that the number of shares in the Amendment is appropriate to permit the grant of equity awards at expected levels for the foreseeable future. However, the Board may choose to make significant grants under the 2018 Plan shortly after the Amendment becomes effective, and the increase of shares under the Amendment may become insufficient due to future circumstances, such as a change in our company strategy, the need to make larger than expected grants to retain or attract officers and directors, business conditions, or changes in market or our conditions, which we cannot predict with certainty at this time. The historical amounts of grants we have made may not be indicative of the shares that might be awarded in the future, including following approval of the Amendment.

A copy of the Amendment and the 2018 Plan are included as Annex A and Annex B, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the 2018 Plan, which is qualified in its entirety by reference to the full text of the 2018 Plan.

Summary of the Proposed Amendment

Our Board adopted the Amendment on July 10, 2020, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the 2018 Plan by an additional 1,042,000 shares, to a total of 1,120,125 shares of common stock.

Description of the 2018 Plan

We adopted our 2018 Plan to enable us and our affiliated companies to: (a) recruit and retain highly qualified employees, directors, advisors, and consultants; (b) offer them a greater stake in our success and a closer identity with our company; and (c) encourage ownership of our stock by such individuals.

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The 2018 Plan permits the grant of (i) nonqualified stock options and incentive stock options (collectively, “Options”); (ii) restricted stock awards; (iii) restricted stock units (“RSUs”), (iv) stock appreciation rights (“SARs”), (v) stock bonus awards, and (vi) performance compensation awards, which we refer to collectively as “Awards,” as more fully described below.

Some of the key features of the 2018 Plan that reflect our commitment to effective management of incentive compensation are as follows:

No In-the-Money Options. The 2018 Plan prohibits the grant of Options with an exercise or base price less than the fair market value of our common stock as of the date of grant.

Recoupment. Awards made under the 2018 Plan may be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy maintained by us that is applicable to any participant.

Independent Administration. The Compensation Committee, which consists of only independent directors, will be responsible for the general administration of the 2018 Plan with respect to Awards, provided however, that the Compensation Committee may delegate to one or more officers or Board members the authority to grant Awards to eligible individuals, who are neither subject to the requirements of Rule 16b-3 of the Exchange Act nor “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent applicable.

All Awards granted under the 2018 Plan are governed by separate written agreements, or Award Agreements, between us and the participants. No Awards may be granted after the 10th anniversary of the date on which the 2018 Plan was approved by the Board, although Awards granted before that time will remain valid in accordance with their terms.

Eligibility. Any of our employees, officers, directors, advisors, and consultants (who are natural persons) are eligible to participate in the 2018 Plan if selected by the Compensation Committee (the “Participants”). Currently we have six employees, two officers, four directors, and three consultants or advisors who are eligible to be Participants in the 2018 Plan. The basis of participation of an individual under the 2018 Plan, and the type and amount of any Award that an individual will be entitled to receive under the 2018 Plan, will be determined by the Compensation Committee based on its judgment as to the best interests of the Company and our stockholders, and therefore cannot be determined in advance.

Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2018 Plan in connection with Awards currently is 78,125 shares but shall increase to 1,120,125 if the Amendment is approved by our stockholders.

The Board has initiated a process to evaluate strategic alternatives to maximize shareholder value. This process will consider a range of potential strategic alternatives including, but not limited to, business combinations, while simultaneously supporting the Company’s management and employees in the execution of the Company’s current business activities. The Company does not plan to disclose or comment on developments regarding the strategic review process until it is complete or further disclosure is deemed appropriate. There can be no assurance that the exploration of strategic alternatives will result in any transaction or other alternative.

Any shares tendered by a Participant in payment of an exercise price for an Award or the tax liability with respect to an Award, including shares withheld from any such Award, shall not be available for future Awards hereunder. Any shares of Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares of Common Stock available for Awards under the 2018 Plan. Additionally, subject to counting procedures adopted by the Compensation Committee, any shares subject to an Award under the 2018 Plan that expire unexercised or are forfeited, cancelled, or terminated without an actual distribution of shares shall again be available for Awards under the 2018 Plan.

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In the event of any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, amalgamation, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, which affects the Common Stock, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the 2018 Plan, to (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the 2018 Plan, (iv) the share limits applicable to awards granted to certain Participants, as applicable, (v) the exercise price or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, and (vi) if applicable to the performance goals applicable to any such Award.

Options. An Option entitles the holder to purchase from us a stated number of shares of common stock at a set price. The Compensation Committee will specify the number of shares of common stock subject to each Option, whether the Option is intended to be an incentive stock option or a nonqualified stock option; and the exercise price for such Option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the Option is granted; provided, however, that an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price shall be at least 110% of the fair market value of a share of common stock on the date of grant. Generally, all or part of the exercise price may be paid (i) in cash, check, or cash equivalent; (ii) with vested shares of Common Stock of the Company owned by the optionee; (iii) with other legal consideration that the Compensation Committee may deem appropriate, which may include payment in other property or through cashless and net exercise arrangements, to the extent permitted by applicable law; or (iv) by any combination of such methods. Participants who are subject to the reporting requirements of Section 16 of the Exchange Act may elect to pay all or a portion of the exercise price of an Option by directing the Company to withhold shares of Common Stock that would otherwise be received upon exercise of such Option.

All Options shall be exercisable in accordance with the terms of the applicable Award Agreement. The maximum term of an Option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), a term exceeding five years.

Unless otherwise provided in an Award Agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of such Participant’s Options shall cease to vest and shall be forfeited with no further compensation due to the Participant and the vested portion of such Participant’s Options shall remain exercisable by the Participant or the Participant’s beneficiary or legal representative, as the case may be, for a period of (i) 90 days in the event of a Participant’s termination of service by the Company or a subsidiary without Cause (as such term is defined in the 2018 Plan) or due to a Participant’s Retirement (as such term is defined in the 2018 Plan), or (ii) one year in the event of a Participant’s termination of service due to death or Disability (as such term is defined in the 2018 Plan); provided, however, that in no event shall any Option be exercisable after its stated term has expired. All of a Participant’s Options shall be forfeited immediately upon such Participant’s termination by the Company for Cause.

Restricted Stock. A restricted stock award is a grant of shares of common stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each share of common stock subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with us or our affiliates; (ii) the achievement by the Participant, us or our affiliates of any performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the Award Agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, unless otherwise provided in an Award Agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in an Award Agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

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RSUs. RSUs are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with us or our affiliates or any combination of the above as set forth in the applicable Award Agreement, one share of common stock for each such share of common stock covered by the RSU. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in an Award Agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the RSUs will be forfeited.

Stock Appreciation Rights. An SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of common stock from the date of the grant of the SAR and the date of exercise payable in shares of common stock. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service the same general conditions applicable to Options as described above would be applicable to the SAR.

Other Stock-Based Awards. Other stock-based Awards may be granted by the Compensation Committee in the form and on such terms and conditions as the Compensation Committee shall determine and include stock bonus awards. Stock bonus awards include awards of unrestricted shares of common stock or other awards denominated in common stock to Participants, either alone or in tandem with other awards, in such amounts as the Compensation Committee shall from time to time in its sole discretion determine. Each stock bonus award shall be granted pursuant to an Award Agreement and shall be subject to such terms and conditions that are consistent with those in the 2018 Plan.

Performance Goals. Performance compensation awards, which are awards that, when granted, were intended to comply with the requirements to constitute qualified performance-based compensation under Section 162(m) of the Code, and other Awards may be granted subject to the achievement of certain performance goals that may be linked to a variety of factors including the Participant’s completion of a specified period of employment or service with us or an affiliated company. Additionally, performance goals can include objectives stated with respect to an individual Participant, the Company or the affiliate, subsidiary, division, department or function in which the Participant is employed. Performance goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. The performance goals are limited to one or more of the following:

●	revenue;
●	sales;
●	profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);
●	earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures);
●	net income (before or after taxes, operating income or other income measures);
●	cash (cash flow, cash generation or other cash measures);
●	stock price or performance;
●	total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price);
●	economic value added;
●	return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);
●	market share;
●	improvements in capital structure;
●	expenses (expense management, expense ratio, expense efficiency ratios or other expense measures);
●	business expansion or consolidation (acquisitions and divestitures);
●	internal rate of return or increase in net present value;
●	working capital targets relating to inventory and/or accounts receivable;

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●	inventory management;
●	service or product delivery or quality;
●	customer satisfaction;
●	employee retention;
●	safety standards;
●	productivity measures;
●	cost reduction measures; strategic plan development and implementation; or
●	any combination of any of the foregoing criteria.

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the 2018 Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a stockholder with respect to shares covered by Options, SARs, or RSUs, unless and until such Awards are settled in shares of common stock.

No Option (or, if applicable, SARs) shall be exercisable, no shares of common stock shall be issued, no certificates for shares of common stock shall be delivered and no payment shall be made under the 2018 Plan except in compliance with all applicable laws.

Our Board may amend, suspend or terminate the 2018 Plan and the Compensation Committee may amend any outstanding Award at any time; provided that (a) such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company’s stockholders if (i) such action would decrease the price at which outstanding Awards may be exercised or (ii) such stockholder approval is required by any applicable federal, state or foreign law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted and (b) no such amendment or termination may adversely affect Awards then outstanding without the holder’s permission, unless such amendment is necessary to ensure a deduction under Section 162(m) of the Code or to avoid the additional tax described in Section 409A of the Code, as applicable.

In the event of a change in control (as defined in the 2018 Plan), the Compensation Committee may, in its discretion, (i) accelerate the vesting and, if applicable, exercisability of all outstanding Awards, (ii) cancel all outstanding Options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the fair market value of the Common Stock underlying the unexercised portion of the Option or SAR over the exercise price or grant price, as the case may be, of such portion, (iii) terminate all Options or SARs, effective immediately prior to the change in control, provided that the Company provides the Participant an opportunity to exercise such Award within a specified period following the Participant’s receipt of a written notice of such change in control and the Company’s intention to terminate such Awards, or (iv) require the successor corporation, following a change in control if the Company does not survive such change in control, to assume all outstanding Options or SARs and to substitute such Options or SARs with awards involving the common stock of such successor corporation on terms and conditions necessary to preserve the rights of Participants with respect to such Options or SARs. The judgment of the Compensation Committee with respect to a change in control shall be conclusive and binding upon each Participant without the need for any amendment to the 2018 Plan.

Federal Income Tax Consequences Relating to Awards Under the 2018 Plan.

The material United States federal income tax treatment of awards under the 2018 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax awards under the 2018 Plan. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and the Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

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Law Affecting Deferred Compensation

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain Options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Nonqualified Stock Options

There are generally no federal income tax consequences to a Participant or to the Company upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the aggregate exercise price paid. The Company generally will be entitled to a corresponding federal income tax deduction. The Participant will have a tax basis in the shares equal to the exercise price plus the amount of income recognized at the time of exercise.

When a Participant sells shares of stock acquired through the exercise of a nonqualified stock option, the Participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis in the shares. The capital gain tax rate will depend on a number of factors, including the length of time the Participant held the shares prior to selling them.

Incentive Stock Options

A Participant will not recognize income at the time an incentive stock option is granted. When a Participant exercises an incentive stock option, the Participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the Participant’s incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares over $100,000 will be treated as nonqualified stock options, and not incentive stock options, for federal tax purposes, and the Participant will recognize income as if the incentive stock options were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the Participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an incentive stock option will depend upon whether the Participant disposes of the shares prior to the later of (a) two years after the date the incentive stock option was granted and (b) one year after the shares were transferred to the Participant (referred to as, the “Holding Period”). If a Participant disposes of shares acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the Participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the Participant has held the shares. If the amount received is less than the Participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the Participant has held the shares.

If the Participant disposes of shares acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a disqualifying disposition. If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the incentive stock option’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The Participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such disqualifying disposition over the Participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an incentive stock option is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the Participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the Participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

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Special Rule if Option Price is Paid for in Shares.

If a Participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The Participant’s tax basis and holding period for these shares received will be equal to the Participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the Participant to the extent of such shares’ fair market value. The Participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the Participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an incentive stock option, the Participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the incentive stock option, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an incentive stock option occurs when the Participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the Participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the Participant as a result of the disqualifying disposition.

Restricted Stock

Unless a Participant makes a valid Section 83(b) election as described below, such Participant will generally not recognize federal taxable income when he or she receives a grant of restricted stock, and the Company will not be entitled to a deduction, until the stock is transferable by the Participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, a Participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, the Company will be entitled to a deduction in the same amount. Any gain or loss recognized by the Participant upon a later disposition of the shares will be capital gain or loss. A Participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.

A Participant may elect to recognize ordinary income in the year when the restricted stock award is granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at the time of grant, determined without regard to certain restrictions. This election is referred to as a Section 83(b) election. In that event, the Company will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the Participant upon a later disposition of the shares will be capital gain or loss. A Participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date of the original transfer to the Participant. The Participant may not claim a credit for any tax previously paid on stock that is later forfeited.

Restricted Stock Units

If a Participant is granted a restricted stock unit, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a restricted stock unit, the fair market value of those shares or the amount of cash will be taxable to the Participant as ordinary income and the Company will receive a deduction equal to the income recognized by the Participant. The subsequent disposition of shares acquired pursuant to a restricted stock unit will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the Participant held the shares prior to selling them.

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SARs

A Participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a Participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A Participant’s tax basis in the shares of common stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the Participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a SAR, the Participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the Participant’s tax basis in such shares.

Other Stock-Based Awards

The tax consequences of receiving other stock-based Awards will generally be governed by the principles set forth in the Code. These tax consequences may vary depending upon the terms and conditions of such awards.

Federal Tax Withholding

Any ordinary income realized by a Participant upon the vesting or exercise, as applicable, of an award under the 2018 Plan is subject to withholding of federal, state, and local income tax and to withholding of the Participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of cash, any certificates for shares of common stock, or the registration of the shares in the Participant’s name, as applicable, the Participant remit to us an amount sufficient to satisfy the withholding requirements. Such payment may be made in whole or in part by: (i) paying cash; (ii) electing to have the Company withhold otherwise deliverable shares of common stock that have a fair market value equal to the minimum statutory amount required to be withheld; (iii) delivering to the Company shares of the Company’s common stock already owned by the Participant that have a fair market value equal to the statutory amount required to be withheld, provided the delivery of such shares will not result in any adverse accounting consequences to the Company, as the Company may determine in its sole discretion; or (iv) selling a sufficient number of shares of common stock otherwise deliverable to the Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld.

Withholding does not represent an increase in the Participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the Participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company

To the extent that a Participant recognizes ordinary income in any of the circumstances described above, we will be entitled to a corresponding tax deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (a) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (b) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (c) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (i) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (ii) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017 (each, a “Grandfathered Award”), so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to any Grandfathered Awards, and if we determine that Section 162(m) of the Code will apply to any such Grandfathered Award, the Company intends to construe and interpret and operate the 2018 Plan so that the terms of the Grandfathered Award will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

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If an individual’s rights under the 2018 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (a) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (b) the loss by the Company of a compensation deduction.

Interest of Certain Persons in the 2018 Plan

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the 2018 Plan because they may in the future receive awards under it. Nevertheless, our Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced employees and directors by implementing the 2018 Plan.

Equity Awards

The grant of Options and other equity or cash awards under the 2018 Plan is discretionary and we cannot determine now the specific number or type of equity or cash awards to be granted in the future to any particular person or group. Any such grants of awards will be made in the sole discretion of our Compensation Committee, in such amounts and to such persons, as our Compensation Committee deems appropriate.

New Plan Benefits

With respect to the increased number of shares reserved under the 2018 Plan pursuant to the Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible Participants under the 2018 Plan because the grant of awards and terms of such awards are to be determined in the discretion of the Compensation Committee.

The market value of our common stock is $5.53 per share based on the closing price of our common stock on July 22, 2020.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast for or against the proposal is required for the approval of the Amendment. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends that you vote “FOR” the approval of the Amendment.

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PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF MORISON COGEN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2020 FISCAL YEAR

The Audit Committee of the Board has selected Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Morison Cogen LLP as our independent registered public accounting firm is not required by our Amended and Restated Bylaws or otherwise. However, the Board is submitting the selection of Morison Cogen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Morison Cogen LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast for or against the proposal is required to ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

The Board recommends that you vote “FOR” the ratification of Morison Cogen LLP as our independent registered public accounting firm for the 2020 fiscal year.

Morison Cogen LLP Representatives at Annual Meeting

We expect that representatives of Morison Cogen LLP will be present telephonically at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

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PROPOSAL 6: APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

Pay that reflects performance and alignment of pay with the long-term interests of our stockholders are key principles that underlie our compensation program. The Dodd-Frank Act, enables our stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say-on-pay” proposal, is required under Section 14A of the Exchange Act (which was put in place by the Dodd-Frank Act) and gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this vote is an advisory vote, this proposal is not binding upon the Company, our Board or the Compensation Committee; however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will review the voting results. To the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address these concerns.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related narrative discussion in this Proxy Statement, is hereby APPROVED.”

As required by the Dodd-Frank Act, this vote does not overrule any decisions by our Board, will not create or imply any change to or any additional fiduciary duties of the Board.

As further described in Proposal 7, the Board is asking the Company’s stockholder to vote at the Annual Meeting on a proposal regarding the frequency of the vote on future say-on-pay proposals as required by Section 14A. Subject to adoption by the Board of a different frequency for an advisory vote on executive compensation in accordance with the recommendation of the Company’s stockholders pursuant to Proposal 7 or otherwise, we currently expects to hold future advisory votes on executive compensation every three years, and the next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2023. As required by Section 14A, we are asking the stockholders to vote on the frequency of votes for approval of executive compensation under Proposal 7.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast for or against the proposal is required for approval of, on an advisory basis, the executive compensation. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends that you vote “FOR” the advisory vote on executive compensation disclosed in this Proxy Statement, including the compensation tables and the related narrative disclosure.

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PROPOSAL 7: APPROVAL, ON AN ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION TO BE PAID TO OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote on executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

The Board believes that a frequency of “every three years” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation. Stockholders who have concerns about executive compensation during the interval between “say on pay” votes are welcome to bring their specific concerns to the attention of the Board. Please refer to “Corporate Governance—Communications with the Directors” in this Proxy Statement for information about communicating with the Board.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

As required by the Dodd-Frank Act, this vote does not overrule any decisions by the Board, will not create or imply any change to or any additional fiduciary duties of the Board.

Required Vote and Board Recommendation

For the advisory vote on how frequently our stockholders should vote on the compensation of our named executive officers, the number of years (1, 2 or 3) that receives the highest number of votes will be deemed to be preferred by our stockholders. This is a non-binding advisory vote. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions will have no effect on the outcome of the vote on this proposal.

The Board recommends that you vote “FOR” the option of “every three years” for future advisory votes on executive compensation.

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OTHER MATTERS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2021 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than __________________, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business at our headquarters at 201 Grove Road, Thorofare, New Jersey 08086, Attention: Secretary.

In addition, our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to at our headquarters at 201 Grove Road, Thorofare, New Jersey 08086, Attention: Secretary, not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Company made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. Accordingly, for our 2021 Annual Meeting, notice of a nomination or proposal must be delivered to us no later than June 28, 2021 and no earlier than November 25, 2021. Nominations and proposals also must satisfy other requirements set forth in the Charter and the Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

A copy of our 2019 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Akers Biosciences Inc., Attention: Secretary, 201 Grove Road, Thorofare, New Jersey 08086.

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Annex A

First Amendment to the

Akers Biosciences, Inc., 2018 Equity Incentive Plan

This First Amendment to the Akers Biosciences, Inc., 2018 Equity Incentive Plan (this “Amendment”), dated as of July ____, 2020, is made and entered into by Akers Biosciences, Inc., a New Jersey corporation (the “Company”), subject to approval by the Company’s shareholders. Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Akers Biosciences, Inc., 2018 Equity Incentive Plan (the “Incentive Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Incentive Plan in order to attract and retain the services of key employees, consultants, advisors, and directors of the Company and its affiliates;

WHEREAS, Section 14 of the Incentive Plan permits the Board to amend, alter, suspend, discontinue, or terminate the Incentive Plan at any time;

WHEREAS, upon the adoption of the Incentive Plan, subject to adjustment, the Company initially reserved a total of 1,875,000 of its Common Shares to be issued pursuant to Awards under the Incentive Plan;

WHEREAS, on November 25, 2019, the Company effected a 1-for-24 reverse stock split of its issued and outstanding Common Shares such that, after giving effect to the reverse stock split and other adjustments, there were 78,125 Common Shares reserved for issuance under the Incentive Plan;

WHEREAS, the Board desires to amend the Incentive Plan to increase the aggregate number of Common Shares that are reserved and may be delivered pursuant to Awards under the Incentive Plan by an additional 1,042,000 shares, for an aggregate maximum total of 1,120,125 shares available under the Incentive Plan (on a post-split basis); and

WHEREAS, as of the date hereof, the Board resolved that this Amendment be adopted and that the Incentive Plan be amended as set forth herein.

NOW, THEREFORE, in accordance with Section 14 of the Incentive Plan, and subject to the approval of the Company’s shareholders, the Company hereby amends the Incentive Plan, effective as of the date hereof, as follows:

1. Subsection 5(a) of the Incentive Plan is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following new Subsection 5(a):

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons. Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of one million one hundred twenty thousand one hundred twenty-five (1,120,125) Common Shares.

2. Except as expressly amended by this Amendment, the Incentive Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * * * *

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

Akers Biosciences, Inc.

By:
Name:
Title:

A-2

Annex B

AKERS BIOSCIENCES, INC

2018 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of the Akers Biosciences, Inc., 2018 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions. The following definitions shall be applicable throughout this Plan:

(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award or Performance Compensation Award granted under this Plan.

(c) “Award Agreement” means an agreement made and delivered in accordance with Section 15(a) of this Plan evidencing the grant of an Award hereunder.

(d) “Board” means the Board of Directors of the Company.

(e) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

(f) “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate of the Company by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate of the Company; or (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or Affiliate of the Company or (ii) the performance of the Participant’s duties to the Company or an Affiliate of the Company. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

B-1

(g) “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) A tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(ii) The Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Committee, in its discretion, determine otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iii) The Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

(iv) A Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

(v) The individuals who, as of the date hereof, constitute the members of the Board (the “Current Board Members”) cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least a majority of the members of the Board unless such change is approved by the Current Board Members.

For purposes of this Section 2(g), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

B-2

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

(i) “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.

(j) “Common Shares” means the common stock, no par value per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(k) “Company” means Akers Biosciences, Inc., a New Jersey, together with its successors and assigns.

(l) “Current Board Members” has the meaning given such term in the definition of “Change in Control.”

(m) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(n) “Disability” means a “permanent and total” disability incurred by a Participant while in the employ or service of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether a Participant has incurred a permanent and total disability shall be made by a physician designated by the Committee, whose determination shall be final and binding.

(o) “Effective Date” means the date as of which this Plan is adopted by the Board, subject to Section 3 of this Plan.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(q) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; or (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act.

(r) “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance issued by any governmental authority under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

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(s) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

(t) “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Common Shares on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, provided that if the Common Shares are not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A, if applicable.

(u) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.

(v) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

(w) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

(x) “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z) “Option” means an Award granted under Section 7 of this Plan.

(aa) “Option Period” has the meaning given such term in Section 7(c) of this Plan.

(bb) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.

(cc) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.

(dd) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.

(ee) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

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(ff) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(gg) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(hh) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.

(ii) “Person” has the meaning given such term in the definition of “Change in Control.”

(jj) “Plan” means this Akers Biosciences, Inc. 2018 Equity Incentive Plan, as amended from time to time.

(kk) “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company and/or an Affiliate of the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and/or an Affiliate and (iii) that at the time of such voluntary termination, the sum of: (A) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (B) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of such Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than five years).

(ll) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(mm) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(nn) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

(oo) “SAR Period” has the meaning given such term in Section 8(c) of this Plan.

(pp) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

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(qq) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

(rr) “Stock Bonus Award” means an Award granted under Section 10 of this Plan.

(ss) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value of Common Shares on the Date of Grant.

(tt) “Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(uu) “Substitute Award” has the meaning given such term in Section 5(e).

(vv) “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3. Effective Date; Duration. The Plan shall be effective upon its approval by the stockholders of the Company.

4. Administration.

(a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

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(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) reprice existing Awards or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

(c) The Committee may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and types of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under this Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code. The acts of such delegates shall be treated as acts of the Committee, and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards granted.

(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including court costs and attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any such Indemnifiable Person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

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(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5. Grant of Awards; Shares Subject to this Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons. Subject to Section 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of one million eight hundred seventy-five thousand (1,875,000) Common Shares. Notwithstanding the foregoing, directors of the Company or an Affiliate who are not employees of the Company or an Affiliate may not be granted Awards denominated in Common Shares that exceed in the aggregate six hundred twenty-five thousand (625,000) Common Shares; provided, that the foregoing limitation shall not apply to any Award made pursuant to an election by a director to receive an Award in lieu of all or a portion of the annual and/or committee retainers and annual meeting fee payable to such director.

(b) Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax withholding obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

(c) Awards that do not entitle the holder thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or any combination of the foregoing.

(e) Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan; provided, however that Common Shares issued under Substitute Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

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(f) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the Committee shall not grant to any one Eligible Person in any one calendar year Awards (i) for more than 10% of the Available Shares in the aggregate or (ii) payable in cash in an amount exceeding $5,000,000 in the aggregate.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7. Options.

(a) Generally. Each Option granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

(b) Exercise Price. The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award Agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

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(i) an Option shall vest and become exercisable with respect to one-third of the Common Shares subject to such Option on each of the first three anniversaries of the Date of Grant; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate;

(ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the Option Period;

(B) for directors, officers and employees of the Company only, for ninety (90) days following termination of employment or service by reason of such Participant’s Retirement;

(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and

(iii) both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

Notwithstanding the foregoing provisions of Section 7(c) and consistent with the requirements of applicable law, the Committee, in its sole discretion, may extend the post-termination of employment period during which a Participant may exercise vested Options.

(d) Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to the exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any applicable federal, state, local and/or foreign income and employment taxes withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award Agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

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(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f) Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Any Option granted under this Plan may include tandem SARs (i.e., SARs granted in conjunction with an Award of Options under this Plan). The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Exercise Price. The Exercise Price per Common Share for each Option granted in connection with a SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the SAR is granted in substitution for an appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award Agreement:

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(i) a SAR shall vest and become exercisable with respect to one-third of the Common Shares subject to such SAR on each of the first three anniversaries of the Date of Grant;

(ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;

(B) for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(iii) both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of Common Shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes withheld. The Company shall pay such amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement. Restricted Stock and Restricted Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of an Award or thereafter. Except as otherwise provided in an Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Common Shares are paid in settlement of such Awards.

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(b) Restricted Accounts; Escrow or Similar Arrangement. Unless otherwise determined by the Committee, upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award Agreement: (i) the Restricted Period shall lapse with respect to one-third of the Restricted Stock and Restricted Stock Units on each of the first three anniversaries of the Date of Grant ; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon the termination of employment or service of the Participant granted the applicable Award.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such shares of Restricted Stock and, if such shares of Restricted Stock are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

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(e) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units and no later than the 75th day of the calendar year following the calendar year in which such expiration occurs, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A of the Code, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the 75th day of the calendar year following the calendar year in which the expiration of the Restricted Period occurs if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any applicable federal, state, local and non-U.S. income and employment taxes withheld. Notwithstanding anything contained herein to the contrary, the Committee in an Award Agreement may, in a manner consistent with the applicable requirements of Section 409A of the Code, enable a Participant to elect to defer the date on which settlement of the Restricted Stock Units shall occur.

10. Stock Bonus Awards. The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award Agreement.

11. Performance Compensation Awards.

(a) Generally. The provisions of the Plan are intended to enable Options and Stock Appreciation Rights granted hereunder to certain Eligible Persons to qualify for an exemption under Section 162(m) of the Code. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of this Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

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(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria may be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. For purposes of clarity and without limiting the Committee’s authority set forth above, at the time it establishes Performance Criteria to be used with any Performance Compensation Award, the Committee may specify one or more events requiring an adjustment to the calculation of the Performance Goal, including but not limited to: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) acquisitions or divestitures; (vi) any other specific items that are unusual in nature or infrequently occurring, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year. The Committee may reserve discretion to make or not make one or more adjustments as specified in a Performance Compensation Award, but only to the extent that such discretion is Negative Discretion.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by, or in service to, the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

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(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.

12. Changes in Capital Structure and Similar Events. In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate in order to prevent dilution or enlargement of rights, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:

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(i) adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) subject to the requirements of Section 409A of the Code, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii) subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Effect of Change in Control. Except to the extent otherwise provided in an Award Agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:

(a) all of the then outstanding Options and SARs shall immediately vest and become immediately exercisable as of a time prior to the Change in Control;

(b) the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

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To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

14. Amendments and Termination.

(a) Amendment and Termination of this Plan. The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Person in Section 2(q), Section 5(b), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any national securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant.

15. General.

(a) Award Agreements. Each Award under this Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The Company’s failure to specify any term of any Award in any particular Award Agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.

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(b) Nontransferability; Trading Restrictions.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

(iii) The terms of any Award transferred in accordance with subparagraph (ii) above shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award Agreement.

(iv) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Committee, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes.

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(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the maximum individual statutory rate for the applicable tax jurisdiction).

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award Agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for such Participants, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Unless otherwise provided by the Committee in an Award Agreement, each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

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(g) Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate for purposes of this Plan unless the Committee, in its discretion, determines otherwise.

(h) No Rights as a Stockholder. Except as otherwise specifically provided in this Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

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(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and/or its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New Jersey without giving effect to the conflict of laws provisions.

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(p) Severability. If any provision of this Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Code Section 162(m) Approval. If so determined by the Committee, the provisions of this Plan regarding Performance Compensation Awards shall be disclosed and reapproved by stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such stockholder approval has not been obtained.

(s) Expenses; Gender; Titles and Headings. The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

(t) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(u) Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.

(v) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.

B-23

AKERS BIOSCIENCES, INC.
201 GROVE ROAD
THOROFARE, NJ 08086

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AKER2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D21142-Z77957

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AKERS BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
3. Election of Directors:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Christopher C. Schreiber
02) Joshua Silverman
03) Bill J. White
04) Robert C. Schroeder

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 Years on the following proposal:

	1 Year	2 Years	3 Years	Abstain
7. Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting and any adjournment thereof.

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

AKERS BIOSCIENCES, INC.

Annual Meeting of Stockholders

August 27, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 27, 2020
The Notice and Proxy Statement and Annual Report on Form 10-K are available at *www.akersbio.com/investor-center/us-sec-filings*

D21143-Z77957

AKERS BIOSCIENCES, INC.
Notice of Annual Meeting of Stockholders
To be held on August 27, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher C. Schrieber as proxy with full power of substitution to vote all the shares of common stock or preferred stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on August 27, 2020, at 11:30 am Eastern Time as a virtual meeting at www.virtualshareholdermeeting.com/AKER2020, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournment thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted **FOR** Proposal 1, **FOR** Proposal 2, **FOR** the election of the listed nominees as directors for Proposal 3, **FOR** Proposal 4, **FOR** Proposal 5, **FOR** Proposal 6 and **FOR** the option of "every 3 Years" for Proposal 7 and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

(Continued and to be signed on Reverse Side)